SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 2004

Date of report (date of earliest event reported): February 15, 2008

MAGNITUDE INFORMATION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-20432	75-2228828
(Commission File Number)	(IRS Employer Identification No.)

1250 Route 28, Branchburg, New Jersey 08876
(Address of principal executive offices) (Zip Code)

(908) 927-0004
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Amendment of Material Definitive Agreement

On February 15, 2008, Registrant, its wholly owned subsidiary, Kiwibox Media, Inc., and the original three Kiwibox shareholders signed a second Standstill Agreement, extending Registrant’s deadline to meet its investment commitment to the Kiwibox business as well as suspending Kiwibox’s right to rescind its agreement with Registrant, from February 10, 2008 to February 25, 2008. Agreeing to work together to secure necessary funding, Registrant and the Kiwibox shareholders agreed to give Tell Capital AG, Registrant’s Swiss based investor, further time to identify and secure its equity investment commitment to Registrant.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.32 Standstill Letter Agreement, dated as of February 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAGNITUDE INFORMATION SYSTEMS, INC.

Dated: February 18, 2008	By:	/s/ Edward L. Marney
Edward L. Marney
President and Chief Executive Officer